EXHIBIT 10g
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NEITHER THIS NOTE NOR THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE HOLDER (AS DEFINED BELOW) MAY NOT TRANSFER THIS NOTE OR ANY SHARES ISSUED PURSUANT TO ITS CONVERSION PROVISION UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH NOTE OR SUCH SHARES, AS THE CASE MAY BE, UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, (B) THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (C) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                  SECURED CONVERTIBLE PROMISSORY NOTE

$20,000.00                                             Reno, Nevada

                                                  June ____,
2001$_____________500,000
_______, , CaliforniaNevada
                                                  May __, 2001

FOR VALUE RECEIVED, CHAPEAU, INC., a Utah corporation doing business as BLUEPOINT ENERGY PRODUCTS, INC. , having its chief executive office and principal place of business located at 9661 Commanche Moon Drive,10 East Gregg Street, Reno, Nevada (the "Company"), promises to pay to STEPHEN MAZOUAT, residing at 90 Ridgewald Road, Waldwick, NJ 07463 (the "Holder"), or order, at said office or at such other place as may be designated from time to time in writing by Holder, the principal sum of Twenty Thousand Dollars ($20,000.00), in lawful money of the United States of America, with interest thereon from and including the date of this Note to the date this Note is paid in full, calculated and payable as set forth herein. The entire Principal Balance of this Note (as defined below) shall be due and payable on the Maturity Date (as defined below).

     1. Definitions. All capitalized terms used but not defined herein shall have the meanings assigned to them in the Purchase Agreement.
     The following terms as used in this Note shall have the following meanings:
          "Additional Stock" is defined in Section 8(f)(iv) hereof.
           "Basic Rate" means a per annum fixed interest rate of ____ percent (__%).zero percent (0%).
          "Common Stock" is defined in Section 8(a) hereof. "Conversion Price" is defined in Section 8(a) hereof. "Default Rate" means an interest rate per annum equal to the
Basic Rate plus three percent (3%).
           "Loan" means the loan made by Holder to the Company that is evidenced by this Note and any other loan made by Holder to the Company.
          "Loan Documents" means this Note, the Security Documents and any other promissory note evidencing a Loan.
          "Maturity Date" means one hundred twenty (120) days from the date hereof.
           "Obligations" means all principal, interest and other sums, obligations and liabilities of any nature whatsoever which may or shall become due to Holder in accordance with the provisions of this Note, the Security Documents or the other Loan Documents.
           "Principal Balance" means the outstanding principal balance of this Note from time to time.
           "Purchase Agreement" means the Note and Warrant Purchase Agreement dated as of May __, 2001 between the Company and the Holder, as it may be amended from time to time.

       2.     Interest.   Subject  to  the  provisions  of  this  Note
hereinafter set forth, the entire Principal Balance shall bear interest at the Basic Rate, calculated for the actual number of days elapsed on the basis of a 360-day year. All interest on the Principal Balance of this Note shall be due and payable in accordance with
Section 3 hereof.  If any payment hereunder would otherwise be due  on a day that is not a Business Day, it shall instead be due on the next succeeding Business Day, and such extension of time shall be taken
into  account  in  all calculations of interest  due  hereunder.   All
outstanding  principal and interest shall be due and  payable  on  the
Maturity Date.
     3.   Accounting.
           (a) Any amount not paid when due hereunder shall bear interest, from the date due until paid, at the Default Rate.
          (b) Holder shall maintain a loan account on its books in which shall be recorded (i) the Principal Balance from time to time, and (ii) all disbursements and repayments of principal and payments of accrued interest under the Loan.
     4.   Prepayments.
           (a)  Except as provided in paragraph (b) of this Section 4, the Principal Balance of this Note may not be prepaid in whole or in part without the prior written consent of the Holder, which may be withheld at the Holder's sole discretion.
           (b)  The Company shall prepay the Principal Balance of this
Note in whole:
                (i) On the closing date of any public offering of the Company's securities registered under the Securities Act that raises gross proceeds to the Company of not less than $10,000,000;
                (ii) Upon the occurrence of a Change of Control, merger, consolidation or similar combination of the Company or any of the Company's Subsidiaries, or sale or license of all or substantially all of the Company's or any of the Company's Subsidiaries assets.
           Any prepayment pursuant to this section shall be at a price equal to the sum of (x) the Principal Balance and (y) accrued
interest,  if  any,  to the date of prepayment.   Notwithstanding  the
foregoing,  the Holder may elect to convert the Note as set  forth  in
Section 8(b) hereof in lieu of prepayment.
     5. No Deductions from Payments of Principal and Interest. All payments of principal and interest under this Note shall be made without deduction from or in respect of any present or future taxes, levies, imposts, deductions, charges or withholdings, which amounts shall be paid by the Company (other than taxation of the overall net income of Holder).
      6.    Acceleration.   Upon  an Event  of  Default  or  upon  the
occurrence of any other event of default under any other Loan Document, the entire Obligation, including the Principal Balance and all other sums paid or advanced by Holder to or on behalf of the Company pursuant to the terms of this Note, the Security Agreement or any of the other Loan Documents, together with all unpaid interest thereon and all other applicable charges and fees, shall at the option of Holder (or, in the case of a Bankruptcy Event, automatically) become immediately due and payable without further notice or demand, and Holder may forthwith exercise the remedies available to Holder  at law  or  in equity, as well as those remedies set forth in this  Note, the Security Agreement and the other Loan Documents, and one or more executions may forthwith issue on any judgment or judgments obtained by virtue thereof. Upon any such acceleration, the entire Principal Balance, and all other amounts owed to Holder hereunder or under any of the other Loan Documents, shall bear interest until paid at the Default Rate. All of the terms, covenants and provisions contained in the Security Agreement and the other Loan Documents that are to be kept and performed by the Company are hereby made part of this Note to the same extent and with the same force and effect as if they were fully set forth herein. The rights, remedies and powers of Holder under this Note are cumulative and concurrent and not exclusive of any rights or remedies that Holder would otherwise have, and may be pursued successively or together against the Company, or any security given at any time for the Obligations, in Holder's sole and absolute discretion.
      7.   Default Rate.  Upon any acceleration of the Obligations, or if the Obligations or any portion thereof are not paid in full when due, the Company shall thereafter pay interest on the Principal Balance, at a rate per annum (calculated for the actual number of days elapsed on the basis of a 360-day year and subject to the provisions of  Section  11 hereof), equal to the lesser of (a) the Default  Rate, and (b) the maximum rate permitted under applicable law, from and including the date of such acceleration or the due date, as the case may  be,  until the Obligations or such portion thereof  are  paid  in full.
     8.   Conversion.
          (b) (a) General. Beginning on the date hereof, Holder has the right, at Holder's option, at any time, to convert any or all of the Principal Balance and any accrued but unpaid interest,(but not any amount that represents Default Interest) in accordance with the provisions of this Section 8, into fully paid and nonassessable shares of  Common Stock of the Company (the "Common Stock").  Notwithstanding
the foregoing, all amounts converted shall be in denominations of $1,000 or integral multiples thereof. The number of shares of Common Stock into which this Note may be converted shall be determined by dividing the aggregate amount to be converted by the Conversion Price
(as  defined  below)  in effect at the time of such  conversion.   The
"Conversion Price" shall be equal to $0.25 (twenty-five cents) per share, subject to adjustment as provided herein.
          (b)   Alternative Conversion Option.  In lieu of  exercising
the  conversion right set forth in subparagraph (a) above, Holder may, at  its option, elect to receive full payment of the Principal Balance in cash at the Maturity Date. In such event, Holder shall have the right, but not the obligation, to receive fully paid and nonassessable shares of Common Stock of the Company in consideration for the forgiveness of any and all Basic and/or Default Interest then due and
owing  by  Company.   The number of shares of Common  Stock  to  which
Holder  shall  be entitled shall be equal to one-third  (1/3)  of  the
Principal  Balance  (in U.S. Dollars) of this Note multiplied  by  one
("1.00").    By  way  of  example, if the  Principal  Balance  at  the
Maturity Date is $100,000.00, Holder may elect to receive the Principal Balance ($100,000.00) in cash and 33,333 shares of Common Stock of the Company (100,000 x .3333 x 1.00 = 33,333).

          (bc) Subsequent Events. The Holder has the right, at Holder's option, to convert any or all of the Principal Balance and any accrued but unpaid interest,(but not any amount that represents Default Interest), in accordance with the provisions of this Section 8, into fully paid and non-assessable shares of Common Stock of the Company (the "Common Stock") in the event that (i) the Company closes any public offering of the Company's securities registered under the Securities Act of 1933, as amended, that raises gross proceeds to the Company of not less than $10,000,000, or (ii) the occurrence of the Change of Control, merger, consolidation or similar combination of the Company or any of the Company's Subsidiaries, or sale or license of all or substantially all of the Company's or any of the Company's Subsidiaries' assets. The Company shall provide to the Holder prior written notice of such transactions no later than 20 days prior to the consummation of such transaction.
          (d)        (c)   Conversion Procedure.   Before  Holder
shall be entitled to convert this Note into shares of Common Stock, it shall surrender this Note, duly endorsed, at the office of the Company and shall give written notice by registered or certified mail, postage prepaid, to the Company at its principal corporate office, of the election to convert the same, and shall state therein the amount of this Note to be converted and the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Company shall, within threeten (10) Business Days thereafter, issue and deliver or cause to be delivered to the Holder a certificate or certificates for the number of shares of Common Stock to which Holder shall be entitled upon conversion, together with a replacement Note (if any  Principal Balance remains outstanding after conversion)  and any  other  securities and property to which Holder  is  entitled upon such conversion under the terms of this Note, including a check payable to Holder for any cash amounts payable as described in  Section 8 (d).  The conversion shall be deemed to  have  been made  immediately prior to the close of business on the  date  of the surrender of this Note, and the Person or Persons entitled to receive the shares of Common Stock upon such conversion shall, as of such date, be treated for all purposes as the record holder or holders of such shares of Common Stock and shall have the rights and privileges with respect to such shares set forth in the Transaction Documents, including Sections 7.1 (j), (m) and (n) of the Purchase Agreement
          .
                 (e)   F       (d)   Fractional  Shares;  Default
Interest; Effect of Conversion. No fractional shares shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to Holder upon the conversion of this Note, the Company shall pay to Holder an amount equal to the product obtained by multiplying the Conversion Price by the fraction of a share not issued pursuant to the previous sentence. Holder shall not have the right to convert any amount owed by Company that represents Default Interest.
          (f)    (e)    Reservation   of  Stock   Issuable   Upon
Conversion.   The  Company shall at all times  reserve  and  keep
available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of its shares of Common Stock as shall from time  to time be sufficient to effect the conversion of the Note;
and  if  at any time the number of authorized but unissued shares of  Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, without limitation of such other remedies as shall be available to the Holder, the Company will use its best efforts to take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.
          (g)       (f)  Conversion Price Adjustments.
          (i) Adjustments for Dividends, Splits, Subdivisions, Combinations, or Consolidation of Common Stock. In the event the outstanding shares of Common Stock shall be increased by stock dividend payable in Common Stock, stock split, subdivision, or other similar transaction, the Conversion Price then in effect shall, concurrently with the effectiveness of such event, be decreased in proportion to the percentage increase in the outstanding number of shares of Common Stock. In the event the outstanding shares of Common Stock shall be decreased by reverse
stock   split,  combination,  consolidation,  or  other   similar
transaction into a lesser number of shares of Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such event, be increased in proportion to the percentage decrease in the outstanding number of shares of Common Stock.
          (ii)      (ii) Adjustments for Other Distributions.  In
the event the Company at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, any distribution payable in securities of  the Company other than shares of Common Stock and other  than as otherwise adjusted in this Section 8, then and in each such event provision shall be made so that the Holder shall receive upon conversion of this Note, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company which it would have received had this Note been converted into Common Stock on the date of such event and had the Holder thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this
Section 8.
          (iii)      (iii)      Adjustments for Reclassification,
Exchange and  Substitution.  If the Common Stock shall be changed into  the same or a different number of shares of any other class
or   classes   of   stock,  whether  by  capital  reorganization,
reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted such that this Note shall be convertible into, in lieu of the number of shares of Common Stock which the Holder would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the Holder upon conversion of this Note immediately before that change.
                (iv) Adjustments on Issuance of Additional Stock.
If  the Company shall issue "Additional Stock" (as defined below)
for a consideration per share less than the Conversion Price in effect on the date and immediately prior to such issue, then and
in   such   event,  the  Conversion  Price  shall   be   reduced,
concurrently with such issue, to the price per share of the Additional Stock so issued (determined on an as converted into
Common  Stock  basis).   For  purposes  of  this  paragraph  (iv)
"Additional Stock" shall mean all Common Stock issued by the Company after the date hereof other than Common Stock issued to the Company's officers, directors, employees, consultants, and advisors pursuant to any Employee Stock Purchase plan[specify stock option plan] qualified or non-qualified stock option plan as designated and approved by the Company's Board of Directors at prices or exercise prices determined by the Board of Directors to be not less than fair market value on the date of sale or of grant, in an aggregate amount not to exceed 10,000,000 shares
(appropriately   adjusted   for   combinations,   consolidations,
subdivisions, recapitalizations, stock splits or other similar transactions, and inclusive of shares of Common Stock issuable upon exercise of options currently issued and outstanding).
          For the purpose of making any adjustment in the Conversion Price as provided above, the consideration received by the Company for any issue or sale of Common Stock will be computed:
          (v) to the extent it consists of cash, as the amount of cash received by the Company before deduction of any offering expenses payable by the Company and any underwriting or similar commissions, compensation, or concessions paid or allowed by the Company in connection with such issue or sale;
          (vi) to the extent it consists of property other than cash, at the fair market value of that property as determined in good faith by the Company's Board of Directors; and
          (vii) if Common Stock is issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Common Stock.
          If the Company (1) grants any rights or options to subscribe for, purchase, or otherwise acquire shares of Common Stock, or
(2) issues or sells any security convertible into shares of Common Stock, then, in each case, the price per share of Common Stock issuable on the exercise of the rights or options or the conversion of the securities will be determined by dividing the total amount, if any, received or receivable by the Company as consideration for the granting of the rights or options or the issue or sale of the
convertible   securities,  plus  the  minimum  aggregate   amount   of
additional  consideration  payable  to  the  Company  on  exercise  or conversion of the securities, by the maximum number of shares of Common Stock issuable on the exercise of conversion. Such granting or issue or sale will be considered to be an issue or sale for cash of the maximum number of shares of Common Stock issuable on exercise or conversion at the price per share determined under this subsection, and the Conversion Price will be adjusted as above provided to reflect (on the basis of that determination) the issue or sale. No further adjustment of the Conversion Price will be made as a result of the actual issuance of shares of Common Stock on the exercise of any such rights or options or the conversion of any such convertible securities.
               Upon   the   redemption  or  repurchase  of  any   such
securities or the expiration or termination of the right to convert into, exchange for, or exercise with respect to, Common Stock, the Conversion Price will be readjusted to such price as would have been obtained had the adjustment made upon their issuance been made upon the basis of the issuance of only the number of such securities as were actually converted into, exchanged for, or exercised with respect to, Common Stock. If the purchase price or conversion or exchange rate provided for in any such security changes at any time, then, upon such change becoming effective, the Conversion Price then in effect will be readjusted forthwith to such price as would have been obtained had the adjustment made upon the issuance of such securities been made upon the basis of (1) the issuance of only the number of shares of Common Stock theretofore actually delivered upon the conversion, exchange or exercise of such securities, and the total consideration received therefor, and (2) the granting or issuance, at the time of such change, of any such securities then still outstanding for the consideration, if any, received by the Company therefor and to be received on the basis of such changed price or rate.
           (g) No Impairment. Except as provided in Section 8, the Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section 8 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment.
           (h) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 8, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request of the Holder, furnish or cause to be furnished to such Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and
(iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the entire Principal Balance of this Note and unpaid interest thereon.
      9. Waivers. The Company hereby waives presentment and demand for payment, notice of dishonor, notice of nonpayment, protest of any dishonor, and notice of protest and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this Note. The Company and all endorsers or other parties to this Note hereby jointly and severally waive and renounce, for themselves and for their respective heirs, successors and assigns, all rights to the benefit of any statute of limitations and any moratorium, reinstatement, marshaling, forbearance, valuation, stay, extension, redemption, appraisement, exemption or homestead now provided, or which may hereafter be provided by the Constitution and laws of the United States of America or of any state or territory or possession thereof, both as to themselves and in and to all of their property, real and personal, against the enforcement and collection of the obligations evidenced by this Note, any renewal thereof, or any indebtedness represented hereby.
      10. Costs. The Company agrees to pay, immediately upon demand, all costs and expenses of Holder, including, but not limited to, attorneys' and expert witnesses' and other consultants' fees and expenses, (a) if, after the occurrence of an Event of Default, this Note be placed in the hands of any attorney or attorneys for collection, (b) if Holder finds it necessary or desirable upon the occurrence of an Event of Default to secure the services or advice of one or more attorneys with regard to collection of this Note against the Company, any guarantor or any other party liable therefor or for the protection of its rights under this Note, under the Security Agreement, or under any other Loan Document, and (c) as provided in the Security Documents; including, in each of the foregoing cases, all costs of enforcing or appealing from any judgment. All such amounts, until paid, shall bear interest at the Default Rate and shall be secured by the liens of Holder securing the Company's other obligations under the Loan Documents. The provisions of this
Section 10 shall not limit the application of any other provision of this Note or of any other Loan Document that provides for the payment or reimbursement of any amount incurred by the Company, or for any indemnity in respect thereof, in connection with this Note or the transactions contemplated by the Loan Documents.
      11. Usury Savings Clause. This Note is subject to the express condition that at no time shall the Company be obligated or required to pay interest at a rate that could subject Holder to either civil or criminal liability as a result of being in excess of the maximum rate that the Company is permitted by law to agree to pay. If, by the terms of this Note, the Company is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied to reduce (and shall be deemed to have been payments in reduction of) the Principal Balance or, if such excess exceeds the Principal Balance, such excess shall be refunded to the Company.
      12. Collateral. This Note is secured by and entitled to the benefits of the Security Agreement, and may be secured by other liens created by one or more of the other Loan Documents.
      13. Governing Law. The terms of this Note shall be governed by and construed under the laws of the State of Nevada, without reference to such State's principles of conflicts of law.
      14. Written Modification Only. This Note may only be modified, amended, changed or terminated by an agreement in writing signed by Holder and the Company. No waiver of any term, covenant or provision of this Note shall be effective unless given in writing by Holder and, if so given by Holder, shall only be effective in the specific instance in which given.
      15. Offsets and Defenses; Entire Agreement. The Company acknowledges that this Note and the Company's obligations under this Note are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever that might otherwise constitute a defense to this Note and the obligations of the Company under this Note or the obligations of any other Person relating to this Note or the obligations of the Company hereunder or otherwise with respect to the Loan. All payments hereunder shall be made free of, and without deduction for, any setoff, counterclaim or other defense to payment whatsoever. The Purchase Agreement, this Note, the Security Instruments and the other Loan Documents set forth the entire agreement and understanding of Holder and the Company with respect to the Loan, and the Company absolutely, unconditionally and irrevocably waives any and all right to assert any defense, set off, counterclaim or cross-claim of any nature whatsoever with respect to this Note or the obligations of the Company under this Note or the obligations of any other Person relating to this Note or the obligations of the Company hereunder or otherwise with respect to the Loan in any action or proceeding brought by Holder to collect the Obligations, or any portion thereof, or to enforce, foreclose or realize upon the liens created by the Security Documents and the other Loan Documents.
      16. Delay Not Waiver. Neither any delay on the part of Holder in exercising any right or remedy under this Note, the Security Agreement or the other Loan Documents, nor any failure to exercise any such right or remedy, shall operate as a waiver in whole or in part of any such right or remedy or be construed as an election of remedies. Without limiting the generality of the foregoing provisions, the acceptance by Holder from time to time of any payment under this Note that is past due or that is less than the payment in full of all amounts due and payable at the time of such payment, shall not (a) constitute a waiver of or impair or extinguish the right of the Holder to accelerate the maturity of this Note or to exercise any other right or remedy at the time or at any subsequent time, or nullify any prior exercise of any such right or remedy, (b) constitute a waiver of the requirement of punctual payment and performance, or (c) constitute a novation in any respect. No notice to or demand on the Company shall be deemed to be a waiver of the obligation of the Company or of the right of Holder to take further action without further notice or demand as provided in this Note, the Security Documents and the other Loan Documents.
       17.   (a)   CONSENT  TO  JURISDICTION.   THE  COMPANY  AND,  BY
ACCEPTANCE OF THIS NOTE, THE HOLDER EACH IRREVOCABLY AND UNCONDITIONALLY (I) AGREES THAT ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING ARISING OUT OF THIS NOTE MAY BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF CALIFORNIA OR, IF SUCH COURT DOES NOT HAVE JURISDICTION OR WILL NOT ACCEPT JURISDICTION, IN ANY COURT OF GENERAL JURISDICTION IN THE COUNTY OF SACRAMENTO, CALIFORNIA; (II) CONSENTS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING; AND (C) WAIVES ANY OBJECTION WHICH SUCH PARTY MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT AMONG OR PROCEEDING IN ANY SUCH COURT.
           (b) SERVICE OF PROCESS. THE COMPANY AND, BY ACCEPTANCE OF THIS NOTE, THE HOLDER EACH IRREVOCABLY CONSENTS TO THE SERVICE OF ANY PROCESS, PLEADING, NOTICES OR OTHER PAPERS BY THE MAILING OF COPIES THEREOF BY REGISTERED, CERTIFIED OR FIRST CLASS MAIL, POSTAGE PREPAID, TO SUCH PARTY AT SUCH PARTY'S ADDRESS AS SET FORTH IN THE PURCHASE AGREEMENT, OR BY ANY OTHER METHOD PROVIDED OR PERMITTED UNDER NEVADA LAW.
     18. WAIVER OF JURY TRIAL. THE COMPANY AND, BY ACCEPTANCE OF THIS NOTE, THE HOLDER EACH IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).
     19. Sale; Assignment. The Company acknowledges that Holder shall have the right in its sole and absolute discretion to sell, transfer or assign all or any portion of this Note; provided, however, that the Holder may not sell, transfer or assign less than $100,000 in Principal Balance hereof.
     20. Successors and Assigns. Whenever used, the singular number shall include the plural, the plural shall include the singular and the words "Holder" and the "Company" include their respective successors and assigns; provided, however, that the Company shall in no event or under any circumstance have the right without obtaining the prior written consent of Holder to assign or transfer its obligations under this Note, the Security Agreement or the other Loan Documents, in whole or in part.
     21.   Application  of Payments.  Each payment  on  this  Note  or otherwise collected by Holder by virtue of the Security Agreement or any other Loan Document is to be applied when received, first, to outstanding costs of collection, if any, then as provided in Section 3 hereof. Application of such payments as aforesaid shall not preclude the Holder from exercising its option to cause the Obligations to become immediately due and payable by reason of the occurrence of any Event of Default.
     22. Headings. The headings of the articles, sections and subdivisions of this Note are for convenience of reference only, are not to be considered a part hereof and shall not modify, limit or otherwise affect any of the terms hereof.


     IN WITNESS WHEREOF, the Company has duly executed this Note the day and year first above written.





                              COMPANY:

                              CHAPEAU, INC.
                              a  Utah corporation dba:
                              BLUEPOINT ENERGY PRODUCTS, INC.

                              By:   ________________________

                              Name: _______________________

                              Title:   _______________________